UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2026

CitroTech Inc.
(Exact name of registrant as specified in its charter)

Wyoming	001-42983	87-2765150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6400 S. Fiddlers Green Cir., Suite 300

Greenwood Village, CO 80111

(Address of principal executive offices) (zip code)

(800) 401-4535

(Registrant’s telephone number, including area code)

________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CITR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 14, 2026, CitroTech Inc., a Wyoming corporation (the “Company”), entered into an Amendment No. 1 to Stock Exchange and Stockholders Agreement with each of BoltRock Holdings, LLC and TC Special Investments LLC (together, the “Amendments”). The Amendments amend the respective Stock Exchange and Stockholders Agreements, each dated May 28, 2026, between the Company and the applicable counterparty. The Amendments replace each counterparty’s right to appoint a member of the Company’s board of directors (the “Board”) with a right to designate one individual as a nominee for election to the Board for so long as the counterparty and its applicable affiliates and group members beneficially own voting securities representing at least a percentage of the total voting power of the Company’s outstanding voting securities equal to one divided by the total number of directorships constituting the entire Board. The applicable ownership threshold adjusts automatically upon a change in the size of the Board. Each nomination right is subject to the terms and conditions of the applicable Amendment, including applicable legal and NYSE American LLC requirements, and terminates permanently if the applicable ownership threshold is no longer satisfied. The Amendments also provide a limited right to designate a non-voting Board observer when the applicable counterparty is entitled to designate a nominee but no nominee designated by that counterparty is serving on the Board.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Amendments, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 14, 2026, the Company made an investor presentation available upon request through its website. A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. The Company may use the investor presentation, in whole or in part, in meetings with investors, analysts and other interested parties.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to Stock Exchange and Stockholders Agreement, dated September 14, 2026, by and between CitroTech Inc. and BoltRock Holdings, LLC
10.2	Amendment No. 1 to Stock Exchange and Stockholders Agreement, dated September 14, 2026, by and between CitroTech Inc. and TC Special Investments LLC
99.1	Investor Presentation, dated September 2026
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CitroTech Inc.

Date: September 14, 2026	By:	/s/ Wesley J. Bolsen
	Name: Title:	Wesley J. Bolsen Chief Executive Officer

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